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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                        Date of Report: January 30, 2004


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                   56-0367025
       --------------                                   ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.       27408
--------------------------------------------------       -----
(Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











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                                     PART II


Item 5.  Other Events and Required FD Disclosure

On January 29, 2004, Cone Mills Corporation ("Cone") announced that an affiliate of W.L. Ross & Co. LLC ("WLR") had submitted the highest and best bid received in connection with the sales process previously approved by the Bankruptcy Court having jurisdiction over its Chapter 11 case. Under the previously disclosed Asset Purchase Agreement dated as of November 6, 2003, WLR will purchase substantially all of the assets of Cone for approximately $46 million cash and the assumption of the company's outstanding debtor-in-possession loans and selected other liabilities.

Cone will submit the Asset Purchase Agreement to the Bankruptcy Court for approval at a hearing scheduled for February 9, 2004. Completion of the transaction is subject to Bankruptcy Court approval and other conditions. As a result, there is no assurance that it will be completed.

This Form 8-K includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on what management believes to be reasonable assumptions. These forward-looking statements include statements relating to our anticipated financial performance and business prospects. Statements preceded by, followed by or that included words such as "believe," "anticipate," "estimate," "expect," "would," and other similar expressions are to be considered such forward-looking statements. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied. Accordingly, there can be no assurance that the company will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change, and which the company does not intend to update.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is furnished to the Securities and Exchange Commission on Form 8-K, but is not deemed to be "filed":

(c)      Exhibits

         99.1     Press release issued by Cone Mills Corporation on January 29,
                  2004.


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Item 9.  Regulation FD Disclosure

On January 29, 2004, Cone Mills Corporation issued a press release.

This Form 8-K, and the press release attached hereto as Exhibit 99.1 and hereby incorporated by reference, is being furnished to the Securities and Exchange Commission under Item 9. of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. All information being furnished to the Securities and Exchange Commission shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934.


Item 12.  Results of Operations and Financial Condition

Reference is made to Item 9. above and to Exhibit 99.1




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CONE MILLS CORPORATION
                                  (Registrant)




Date:    January 30, 2004        /s/ Neil W. Koonce
                                 Neil W. Koonce
                                 Vice President, General Counsel, and Secretary


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Exhibit
  No.     Description

 99.1     Press release issued by Cone Mills Corporation on January 29, 2004.